UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2021

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue
New York,	New York	10022
(Address of Principal Executive Offices)		(Zip Code)
(212) 310-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.500% Notes due 2026	CL26	New York Stock Exchange
0.300% Notes due 2029	CL29	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 9, 2021, the Board of Directors (the “Board”) of Colgate-Palmolive Company (the “Company”) approved amendments to the Company’s Amended and Restated By-laws to (1) change the ownership threshold required to call a special meeting of stockholders to provide that one or more stockholders owning in the aggregate not less than fifteen percent (15%) of the Company’s outstanding common stock for at least one year shall have the right to call a special meeting, (2) make certain clarifications to procedures regarding the conduct of and attendance at stockholder meetings and (3) implement certain other technical and administrative changes.

At the Company’s 2021 Annual Meeting of Stockholders, a stockholder proposal seeking to lower the ownership threshold required to call a special stockholder meeting from 25% to 10% received 50.56% support. Thereafter, the Company conducted outreach to solicit stockholders’ input on the ownership percentage that should be required to call special meetings. During this outreach, management met with 18 of the Company’s largest institutional investors, representing over 42% of the Company’s outstanding common stock, including both investors who voted for and against the proposal. The Board gave careful consideration to the views expressed by investors and concluded that adopting the ownership threshold described above, a change supported by the vast majority of stockholders with whom the Company engaged, was in the best interests of the Company.

The foregoing description of the Company’s Amended and Restated By-laws is qualified in its entirety by the full text of the Company’s Amended and Restated By-laws, a copy of which is filed as Exhibit 3.01 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this document:

Exhibit Number	Description

3.01	Colgate-Palmolive Company By-Laws, Amended and Restated as of December 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline eXtensible Business Reporting Language (Inline XBRL) document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: December 9, 2021	By: /s/ Jennifer M. Daniels
Name: Jennifer M. Daniels
Title: Chief Legal Officer and Secretary
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